UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Material Agreements

On December 8, 2021, Jupiter Wellness, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary Jupiter Wellness Investments, Inc., a Florida corporation (“JWI”, and together with the Company, “Jupiter Wellness”), entered into a Stock Purchase Agreement (“Purchase Agreement”) with Next Frontier Pharmaceuticals, Inc., a Delaware corporation (“NFP”), and certain other named parties therein who are the holders of the Stock and Convertible Securities (as defined below) of NFP (the “Sellers”), pursuant to which Jupiter Wellness will acquire all of the outstanding capital stock of NFP (the “Acquisition”), in exchange for, subject to customary adjustments to reflect changes in indebtedness and transaction expenses, 500,000 shares of newly designated Company’s Series B Preferred Stock (the “Series B Preferred Stock”), which is convertible into an aggregate of 65,000,000 shares of the Company’s Common Stock (the “Common Stock”). Prior to or at the Closing (as defined below), each of the series B preferred stock, par value of $0.001 per share, and notes (collectively, the “Convertible Securities”) of NFP will convert into shares of NFP common stock (the “Stock”). Following the Closing, NFP will become a wholly-owned subsidiary of Jupiter Wellness by means of merger between NFP and JWI.

A Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation”), which will be filed with the Secretary of State of the State of Delaware at or prior to the Closing, will establish the rights of the shares of Series B Preferred Stock, which is intended to have economic rights equivalent to the Common Stock, as well as voting rights. Holders of Series B Preferred Stock will be entitled to receive dividends on shares of Series B Preferred Stock. Subject to stockholder approval of the Conversion Proposal (as defined below), the Series B Preferred Stock will be convertible into Common Stock at rate of 130 shares of Common Stock for every one share of Series B Preferred Stock that is converted. The Certificate of Designation will provide for certain other preferences, rights and limitations of the Series B Preferred Stock, including a liquidation preference of $234.00 per share.

Pursuant to the Purchase Agreement, the Company has agreed to hold a stockholders’ meeting to seek stockholder approval of the conversion of the Series B Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a) (the “Conversion Proposal”). The Company currently also intends to seek stockholder approval of an amendment to the certificate of incorporation of the Company to authorize sufficient shares of Common Stock for the conversion of the Series B Preferred Stock issued pursuant to the Purchase Agreement. In connection with these matters, the Company intends to file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement and other relevant soliciting and disclosure materials.

NFP, the Sellers, and Jupiter Wellness have each made representations and warranties and agreed to certain covenants in the Purchase Agreement. The representations, warranties, covenants or agreements of the parties contained in Purchase Agreement will survive the Closing and the consummation of the Acquisition (the “Closing”) for a period of 12 months after the Closing date. Subject to the limitations set forth in the Purchase Agreement, from and after the Closing, the Sellers shall defend, indemnify and hold harmless Jupiter Wellness, the Management Team (as defined below) and NFP, and their respective officers, directors, employees, agents and other representatives from and against, and pay or reimburse, such indemnitees for any and all claims, liabilities (including tax liabilities), obligations, losses, fines expenses, costs, proceedings, deficiencies, judgments, penalties or damages, including out-of-pocket expenses, consulting fees, court costs, expert witness fees and reasonable attorneys’ fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights thereunder, resulting from, arising out of or relating to any misrepresentation or breach of any warranty of the Purchase Agreement, but in no event shall exceed 20% of the value of the Series B Preferred Stock. The Purchase Agreement provides for similar indemnification of Sellers by JWI.

2

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties, and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Agreement, and (d) have been included in the Purchase Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents that the Company files with the SEC.

The Acquisition is subject to the satisfaction or waiver of certain enumerated closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (b) compliance by each party in all material respects with their respective covenants, (c) financial audit of NFP, as of and for the year ending December 31, 2020, and a financial review of NFP for the nine (9) month periods ended September 30, 2021, (d) receipt of a written opinion of an independent as financial advisor to the Company to that effect that as of the date of such opinion, and subject to the factors and assumptions set forth therein, the Series B Preferred Stock to be paid to the Sellers is fair from a financial point of view, (e) approval of the transactions contemplated under the Purchase Agreement by majority of the independent directors of the Company’s Board of Directors (the “Board”), (f) affirmative vote of the holders of a majority of the unaffiliated outstanding shares of the Company’s Common Stock entitled to vote to adopt this Agreement, (g) entry into Advisory Agreements (as defined below) with certain executives of the Company, (h) execution of the Support Agreements (as defined below), and (i) entry into the Proposed SRM Transaction (as defined below).

The disinterested members of the Board unanimously approved the Acquisition, subject to approval of the Company’s stockholders as described above, applicable regulatory approvals and fairness opinion satisfactory to disinterested members the Board.

Support Agreements

In connection with its execution, the Purchase Agreement contemplates that the Company, certain Sellers and Management Team, which collectively own an aggregate of approximately 12% of the shares of the Common Stock outstanding immediately prior to the Acquisition, enter into stockholders and voting agreements (the “Support Agreements”), to be executed prior to Closing. The Support Agreements will provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of the Common Stock owned by such stockholder in favor of the Conversion Proposal at the Company stockholders’ meeting to be held in connection therewith. The Support Agreements also provide that during the one year following the Closing, Sellers shall not take or commit to take, and, shall not cause or permit any of its affiliates to take or commit to take, directly or indirectly, whether by amendment, merger, consolidation, reorganization or otherwise, any action that will result in dilutive actions without the approval of the Management Team.

Transition Advisory Services Agreements

In connection with the Acquisition, the Purchase Agreement contemplates the Company and certain of its current officers (the “Management Team”) to enter into four Advisory Agreements (the “Advisory Agreements”), to be executed prior to Closing, in lieu of their existing employment agreements and in order provide for an orderly transition to the Management Team’s successors as officers of the Company. Pursuant to the Advisory Agreements, each of the members of the Management Team will transition into a part-time corporate advisory role upon Closing, for a period of three years (the “Advisory Period”). During the Advisory Period, the Company will pay each of the members of the Management Team an annual advisory fee, as well as certain other welfare benefits and enumerated bonus awards tied to the Company’s financial results and future capital raises, if any.

3

Sale of SRM Entertainment LTD

As part of its ongoing strategic review process, the Board has determined that SRM Entertainment LTD, a Hong Kong Special Administrative Region of the People’s Republic of China limited company, and subsidiary of the Company (“SRM”) no longer fits with its long-term business and operational objectives. After careful consideration in an effort to continue maximizing stockholder value, and as a material inducement to Sellers to enter into the transactions contemplated in the Purchase Agreement, Jupiter Wellness and Sellers agreed to cooperate and use their best efforts to sell SRM. In connection with the Acquisition, the Purchase Agreement contemplates that upon Closing, the Company will sell SRM to the Management Team for fair value consideration, which will be negotiated at arm’s-length (the “Proposed SRM Transaction”). The Proposed SRM Transaction will be subject to the approval of the independent members of the Board in accordance with their applicable fiduciary duties.

The foregoing description of the Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Debt Financing Transaction

In connection with Acquisition, the Company made a loan (the “Loan”) to NFP, pursuant to which the Company entered into a Secured Note Purchase Agreement (the “Secured Note Purchase Agreement”) with NFP and was issued a Secured Promissory Note in the principal amount of $10,200,000 (the “Note”) representing NFP’s obligations under the Loan. The Note has an interest rate of eight percent (8%) per annum. Following an Event of Default, as defined in the Note, the Note shall be convertible, in whole or in part as follows: for every $100,000 of principal and interest to be converted, the Company shall be permitted to convert into 0.35% of NFP’s fully-diluted common stock.

The maturity date of the Note is the earlier of: (i) 6-months from the issuance date of the Note, (ii) the occurrence of an Event of Default (as defined in the Note), (iii) December 31, 2021, if the Merger Agreement, as defined in the Note, is not signed by the parties thereto on or before such date, or (iv) such other time as expressly provided for in the Note.

The Note contains certain Events of Default. Upon an Event of Default, at its option and sole discretion, the Company may consider the Note immediately due and payable. Upon such an Event of Default, the interest rate increases to fifteen percent (15%) per annum.

The Note is a secured obligation of NFP, NFP’s parent company, Next Frontier Holdings, Inc., a Delaware corporation (“NFH”), and NFP’s subsidiary companies, Benuvia Manufacturing, Inc., a Delaware corporation (“BM”), Benuvia Therapeutics, LLC, a Delaware limited liability company (“BT”), Benuvia Manufacturing, LLC, a Delaware limited liability company (“BM LLC”), and Benuvia Therapeutics IP LLC, a Delaware limited liability company (“BT IP LLC”), to the extent provided for in the several Security Agreements each dated as of the date of the Secured Note Purchase Agreement (together, the “Security Agreements”) entered into by and among NFP, NFH, BM, BT, BM LLC and BT IP LLC and the Company. The Note shall be subordinated to a senior lien of $26.9 million pursuant to the Intercreditor Agreement (defined below), and senior in right of payment to all other Indebtedness (as defined in the Note) of NFP and its subsidiaries subject to the terms set forth in the Security Agreements. The Note is a direct obligation of NFP issued in accordance with the Secured Note Purchase Agreement. The Security Agreements are attached to this Current Report on Form 8-K as exhibits 10.7 through 10.8 (inclusive) and are incorporated by reference in their entirety.

The obligations underlying this Note are further secured by a pledge of 100% of NFH’s shares of NFP in favor of the Company, a pledge of 100% of NFP’s shares of BM, 100% of NFP’s membership interests of BT, 100% of BM’s membership interests of BM LLC, and 100% of BT’s membership interests of BT IP LLC, pursuant to those certain Pledge and Escrow Agreements, as defined in the Note, and as attached to this Current Report on Form 8-K as exhibits 10.3 through 10.6 (inclusive) which are incorporated by reference in their entirety.

4

Pursuant to an Intercreditor and Subordination Agreement, dated December 8, 2021 (the “Intercreditor Agreement”), by and among Benuvia Holdings, LLC, a Delaware limited liability company (“Benuvia Holdings”), the Company, NFH, NFP, Next Frontier Brands US, Inc., a Delaware Corporation (“NFBUS”), BM, BT, BT IP LLC, Biotanica Ltd., a company registered in England and Wales (“Biotanica”), Fluère Drinks B.V., a company incorporated under the laws of the Netherlands (“Fluère”), Next Frontier Brands Ltd., a company registered in England and Wales (“NFBL”), Next Frontier Beverage Ltd., a company registered in England and Wales (“Beverage”), and Treehouse Biosciences, Inc., a Delaware corporation (“Treehouse”, and together with NFH, NFBUS, BM, BT, BT IP LLC, Biotanica, Fluère, NFBL and Beverage, the “Intercreditor Companies”), the Company has agreed to (i) postpone and subordinate all of the priority and right of payment of the Intercreditor Companies’ indebtedness and obligations owing to the Company to the Intercreditor Companies’ obligations to Benuvia Holdings under the Senior Note and Security Agreement (as defined in the Intercreditor Agreement), and (ii) subordinate all of the Company’s security interests of any nature or kind in the property and assets of the Intercreditor Companies, to all obligations of any nature or kind of the Intercreditor Companies to Benuvia Holdings under the Senior Note and Security Agreement (as defined in the Intercreditor Agreement), whether now existing or hereafter arising, together with all costs of collection (including attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings). The subordination and postponement of the Company’s rights set forth in the Intercreditor Agreement, is subject to the right to convert the Note into NFP’s common stock as discussed above.

Pursuant to the Subordination Agreement, dated December 8, 2021, by and among NFH, the Company, and Richard Turasky (“the Subordinated Creditor”), the Subordinated Creditor has agreed to subordinate, on behalf of itself and the holders of NFH’s Notes (the “Investors”): (i) all of NFH’s indebtedness and obligations owing to the Subordinated Creditor and the Investors, and (ii) all of the Subordinated Creditor’s and Investor’s security interests of any nature or kind in NFH’s property and assets, to all obligations of any nature or kind of NFH to the Company under the Secured Note Purchase Agreement or any Transaction Agreement (as defined in the Secured Note Purchase Agreement), whether now existing or hereafter arising, together with all costs of collection (including attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings), and to the Company’s security interest in the collateral of NFH (as defined in the Security Agreement).

The description of the terms of the Secured Note Purchase Agreement, the Note, and the Subordination Agreement are summaries and are qualified by the actual agreements attached to this Current Report on Form 8-K as, respectively, exhibits 10.1, 10.2, and 10.10 and which are incorporated by reference in their entirety.

The Company relied on an exemption from the registration requirements of the Securities Act of 1933, as amended with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On December 9, 2021, the Company issued a press release announcing the Acquisition and the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.

5

Forward-Looking Statements

This Current Report on Form 8-K and certain exhibits furnished or filed herewith contain forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, those described above and in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those described from time to time in other reports which the Company files with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1#	Stock Purchase Agreement, dated as of December 8, 2021, among Jupiter Wellness, Inc., Jupiter Wellness Investments, Inc., Next Frontier Pharmaceuticals, Inc., and certain parties named therein.
10.1	Secured Note Purchase Agreement dated December 8, 2021, by and between Jupiter Wellness, Inc., and Next Frontier Pharmaceuticals, Inc.
10.2	Form of Promissory Note
10.3	Pledge and Escrow Agreement, dated December 8, 2021, by and among Next Frontier Pharmaceuticals, Inc., Jupiter Wellness, Inc., and Lucosky Brookman LLP
10.4	Pledge and Escrow Agreement, dated December 8, 2021, by and among Next Frontier Holdings, Inc., Jupiter Wellness, Inc., and Lucosky Brookman LLP
10.5	Pledge and Escrow Agreement, dated December 8, 2021, by and among Benuvia Manufacturing, Inc., Jupiter Wellness, Inc., and Lucosky Brookman LLP
10.6	Pledge and Escrow Agreement, dated December 8, 2021, by and among Benuvia Therapeutics LLC, Jupiter Wellness, Inc., and Lucosky Brookman LLP
10.7	Security Agreement, dated December 8, 2021, by and between Next Frontier Pharmaceuticals, Inc. and Jupiter Wellness, Inc.
10.8	Security Agreement, dated December 8, 2021, by and between Next Frontier Holdings, Inc. and Jupiter Wellness, Inc.
10.9	Security Agreement, dated December 8, 2021, by and among Benuvia Manufacturing, Inc., Benuvia Therapeutics LLC, Benuvia Manufacturing LLC, Benuvia Therapeutics IP LLC, and Jupiter Wellness, Inc.
10.10	Subordination Agreement, dated December 8, 2021, by and among Next Frontier Holdings, Inc., Jupiter Wellness, Inc., and Richard Turasky
10.11	Intercreditor and Subordination Agreement, dated December 8, 2021, by and among Benuvia Holdings, LLC, Jupiter Wellness, Inc., and other parties named therein.
10.12	Guarantee Agreement, dated December 8, 2021, by and among Next Frontier Holdings, Inc., Next Frontier Pharmaceuticals, Inc., and Jupiter Wellness, Inc.
99.1	Press release dated December 9, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

7